NEW YORK
ING EMPIRE INNOVATIONS
AND ING EMPIRE TRADITIONS
VARIABLE ANNUITY
Customer Application

Variable Annuities

Issued by ReliaStar Life Insurance Company of New York. A member of the ING family of companies

Distributed by Directed Services LLC. Your future. Made easier.SM

IMPORTANT INFORMATION AND REMINDERS Submission and completion of appropriate Regulation 60 documents is required prior to completing this application. Page 1

  The name, trust date (if applicable), address, birth date, Social Security number/tax identification number, and country of citizenship is provided for each individual/entity named.

  The primary or contingent status for each named beneficiary is entered in section 3(A).
  Each beneficiary is named individually. If there are any trust designations, the trust name and the trust date are included.
  Designated beneficiary percentages are clearly entered and total 100% for all primary beneficiaries and 100% for all contingent beneficiaries.
  If a separate sheet containing additional beneficiary information is needed, that sheet is signed and dated by the owner.
  If the ING Joint LifePay Plus Living Benefit option is selected on a custodially owned contract, the custodial beneficiary information is entered in section 3(B).

Page 3

  Select one product, death benefit and optional living benefit rider.
  Enhanced death benefits cannot be selected with joint owners.

Page 4

  If a transfer is required, the approximate transfer amount is entered in section 5. If there are multiple transfers, each approximate transfer amount is entered separately.
  The initial premium meets the selected product’s minimum requirements.
  The plan type for this new annuity (i.e. Non-Qualified, IRA, SEP-IRA) is indicated in section 6, and any applicable conversion/establishment dates are provided.
  If a replacement is involved, the appropriate transfer and state replacement forms are completed and submitted with this application.

Page 5

  Use section 9A if you have not elected the ING LifePay Plus or ING Joint LifePay Plus benefit option.
  All allocations (fixed and variable) total 100% of the initial investment amount.
  To elect an optional DCA transfer program, allocate money to either ING Liquid Assets or 6-Month DCA, and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Both allocations must total 100%.

Page 6

  Use section 9B if you have elected the ING LifePay Plus or ING Joint LifePay Plus benefit option.
  Please note, contracts that elect the ING LifePay Plus or ING Joint LifePay Plus benefit options must comply with the fund allocation requirements as described on Page 6 of this application (see Options 1-3) and in your prospectus. These requirements apply to both initial and DCA allocations. Please see the next the next page for examples. Applications that do not comply with these requirements will be deemed not in good order, and the contract will not be issued until correct investment instructions are received.
  After contract issue, ING may periodically rebalance the contract value to remain in compliance with the ING LifePay Plus and ING Joint LifePay Plus allocation requirements. Please see your prospectus for additional information.
  To elect an optional DCA transfer program, allocate money to ING Liquid Assets and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Both allocations must total 100%.

Page 7

  The owner has signed and dated section 11, including the City and State where this application was signed. If this is different from the owner’s resident state, an explanation is provided at the top of page 1 and a “Nexus Information Worksheet” is submitted with this application.
  If this form is signed by a power of attorney, legal guardian, etc, a copy of the appropriate supporting documentation is provided confirming the signer’s ability to act on behalf of the owner.

Page 8

  The name, Social Security number, phone number, broker/dealer branch, and signature for each agent is provided.
  If more than one agent is listed, the agent commission split is entered and totals 100%.
MAILING INSTRUCTIONS:

Send completed and signed documents to:
For Regular Mail:	ING ANNUITIES	For Overnight Delivery:	ING ANNUITIES
	Attn: New Business		Attn: New Business
	PO Box 9271		909 Locust Street
	Des Moines, IA 50306-9271		Des Moines, IA 50309-2899

To contact our Licensing Department please call 800-235-5965.
To contact our Client Services Department please call 800-366-0066.
To contact our Sales Desk please call:
INDEPENDENT DIVISION	NYSE/REGIONAL DIVISION
800-344-6860	800-243-3706

EXAMPLES OF ING LIFEPAY PLUS AND ING JOINT LIFEPAY PLUS FUND ALLOCATIONS
If you elect the ING LifePay Plus or ING Joint LifePay Plus benefit option, there are allocation guidelines that must be followed.
Option 1: You may allocate entirely among Accepted Funds without restriction.
Option 2: You may elect not to allocate any account value to Accepted Funds and allocate entirely among the LifePay Plus Fixed Allocation Fund(s) and
Other Funds. However, at least 20% of the account value must be invested in the LifePay Plus Fixed Allocation Fund(s).
Option 3: You may allocate among a combination of Accepted Funds, the LifePay Plus Fixed Allocation Fund(s), and Other Funds. However, at least
20% of the account value not invested in Accepted Funds must be invested in the LifePay Plus Fixed Allocation Fund(s).

Here are some common allocation percentage combinations you might want to use:

Accepted	Fixed Allocation Fund(s)	Other	Accepted	Fixed Allocation Fund(s)	Other

0%	20%	80%	55%	9%	36%

5%	19%	76%	60%	8%	32%

10%	18%	72%	65%	7%	28%

15%	17%	68%	70%	6%	24%

20%	16%	64%	75%	5%	20%

25%	15%	60%	80%	4%	16%

30%	14%	56%	85%	3%	12%

35%	13%	52%	90%	2%	8%

40%	12%	48%	95%	1%	4%

45%	11%	44%	100%	0%	0%

50%	10%	40%

IMPORTANT INFORMATION ABOUT THE ING JOINT LIFEPAY PLUS LIVING BENEFIT RIDER

There are certain issue requirements that must be met to successfully elect the ING Joint LifePay Plus Living Benefit rider. Applications that do not comply with these issue requirements will be deemed not in good order, and the contract will not be issued.

The ING Joint LifePay Plus Living Benefit rider can only be issued if there are two individuals who are married at the time of issue and meet the ownership, annuitant and beneficiary issue requirements listed in the table below. ING will comply with the then current definition of marriage under federal tax law and regulations and federal tax publications issued by the Internal Revenue
Service (IRS). The IRS has interpreted marriage to mean a legal union between a man and a woman as husband and wife. Please consult your financial advisor to determine whether you meet the requirements.

ING Joint LifePay Plus Living Benefit Issue Requirements

	1		Annuitant(s)	Primary Beneficiary
Type of Plan	Owner	Ownership Requirements	Requirements	Requirements

Non-Qualified	Joint owners	The two owners must be the	Must be a spouse.	None
two spouses.

	Single owner	The owner must be a spouse.	Must be a spouse.	Sole primary beneficiary
must be owner’s spouse.

Qualified-IRA	Single owner[2]	The owner must be a spouse.	Must be the owner.	Sole primary beneficiary
must be owner’s spouse.[3]

[1] Non-natural owners are not allowed. Neither joint owners nor non-natural owners are allowed under qualified plans.
[2] Includes custodial accounts. The beneficial owner of the custodial account must be one of the spouses.
3 If a custodial account, this requirement applies to the beneficiary information on record with the custodian.

Changes in ownership, annuitant and/or beneficiary designations, and changes in marital status may affect the terms and conditions of the ING Joint LifePay Plus Living Benefit option. Please refer to your prospectus for complete details to determine if this living benefit option is consistent with your needs and objectives in purchasing an annuity contract.

If you decide to elect the ING Joint LifePay Plus Living Benefit option, please be sure to provide names, birth dates and Social
Security numbers wherever requested on the application. Please follow the instructions listed on the “Important Information and
Reminders” page at the beginning of this document.

Annuities

NEW YORK VARIABLE ANNUITY APPLICATION

ReliaStar Life Insurance Company of New York

A member of the ING family of companies

Home Office: 1000 Woodbury Road, Woodbury NY 11797

Customer Contact Center: P.O. Box 9271, Des Moines, IA 50306-9271 Phone: (800) 366-0066 Express Mail: ING Annuities, 909 Locust Street, Des Moines, IA 50309-2899

For Agent Use Only: Client’s Account Number

If this application is being signed in a state other than the owner’s resident state, please specify the state where the business was solicited and the purpose of the visit.

1(A). OWNER
Name		Trust Date

SSN/TIN	Birth Date	Male	Female
Permanent Street Address

City	State	ZIP

Phone	E-mail Address

Country of Citizenship

1(B). JOINT OWNER (Optional.	Non-Qualified Plans Only. Option Package I only.)
Relationship to Owner

Name		Trust Date

SSN/TIN	Birth Date	Male	Female
Permanent Street Address

City	State	ZIP

Phone	E-mail Address

Country of Citizenship

2(A). ANNUITANT (If other than owner. For Qualified contracts , must be the same as the owner. Annuitant may not be changed.)
Name		Relationship to Owner

SSN	Birth Date	Male	Female
Permanent Street Address

City	State	ZIP

Country of Citizenship

2(B). CONTINGENT ANNUITANT (Optional.)
Name		Relationship to Owner

SSN	Birth Date	Male	Female
Permanent Street Address

City	State	ZIP

Country of Citizenship

RLNY-AA-2031(04/08)	Page 1 of 8	Order #140326 NY 04/28/2008

3(A). BENEFICIARY(S) (All fields for each Beneficiary must be completed. Complete Section 3B for custodially owned contracts.)

Restricted Beneficiary. (If selected, complete a “Restricted Beneficiary” form and submit with this application.)

Beneficiary proceeds will be split equally if no percentages are provided.
Primary Beneficiary
Name	Birth Date	Percent	%

SSN/TIN	Relationship to Owner

Address

Primary	Contingent Beneficiary
Name	Birth Date	Percent	%

SSN/TIN	Relationship to Owner

Address

Primary	Contingent Beneficiary
Name	Birth Date	Percent	%

SSN/TIN	Relationship to Owner

Address

Please use the space in Section 8 if you need to list additional Beneficiaries.

3(B). CUSTODIAL BENEFICIARY (Required if ING Joint LifePay Plus is selected on a custodially owned contract. This sole beneficiary must be the spouse of the annuitant. All fields must be completed.)

Name	Birth Date	Percent	100%

SSN/TIN	Is this sole beneficiary the spouse of the annuitant? Yes		No
Address

SAMPLE BENEFICIARY DESIGNATIONS
Be sure to use given names such as “Mary M. Doe”, not “Mrs. John Doe”, and include the address and relationship of the beneficiary or beneficiaries to the owner. The following designations may be helpful to you:

		Relationship to
	Name	Owner	Birth Date	SSN/TIN	Percent

One Primary Beneficiary	Mary M. Doe	Sister	03/31/1950	123-45-6789	100%

Two Primary Beneficiaries	Jane J. Doe	Mother	04/01/1940	###-##-####	50%
	John J. Doe	Father	05/01/1935	###-##-####	50%

One Primary Beneficiary	Jane J. Doe	Wife	11/30/1923	###-##-####	100%
One Contingent	John J. Doe	Son	06/18/1951	###-##-####	100%

Estate	Estate of John Doe	Estate	N/A	67-981239	100%

	ABC Trust
Trust		Trust	N/A	44-234567	100%
	Dtd 1/1/85

Testamentary Trust[1]	Trust created by the Last
		Testamentary
(Trust established within the	Will and Testament of		N/A	38-078602	100%
owner’s will)	John Doe	Trust

1If the Trust is terminated or if no trustee is qualified to receive the proceeds within six months of the insured’s death, then the proceeds go to the Owner or Owner’s Estate.

RLNY-AA-2031(04/08)	Page 2 of 8	Order #140326 NY 04/28/2008

4.	PRODUCT SELECTION

ING EMPIRE INNOVATIONS Variable Annuity (3 year CDSC)

ING EMPIRE TRADITIONS Variable Annuity (7 year CDSC)

Benefit Option Package (Select One. If an Option Package is not chosen, the death benefit will be the Option Package I.)

  Option Package I - The greatest of (1) the standard death benefit2, (2) the contract value2, or (3) return of premium.
  Option Package II1 (Not available with Joint Owners) - The greatest of (1) the standard death benefit2; (2) the contract value2; (3) return of premium; or (4) the annual ratchet death benefit.2
  Option Package III1 (Not available with Joint Owners) - The greatest of (1) the standard death benefit2 or (2) the contract value2; (3) return of premium; or (4) the annual ratchet death benefit2. Under Option Package III, any unused percentage of the 10% free withdrawal amount from a contract year will carry forward into successive contract years, based on the percentage remaining at the time of the last withdrawal in that contract year. In no event will the free withdrawal amount at any time exceed 30% of contract value.

[1] Only available for owner and annuitant ages 0 - 75, unless LifePay Plus or Joint LifePay Plus is elected. If LifePay Plus or Joint LifePay Plus is elected, owner ages
0-79 are permitted. Please consider the additional cost of these options (0.60%of MGWB Base for LifePay Plus and 0.85% of MGWB Base for Joint LifePay Plus) as
well as their interaction with the death benefit elected to determine if this combination is appropriate considering your investment objectives.

[2] Minus credits added after or within 12 months prior to death.

OPTIONAL SMARTSTART OPTION (Check box below to add the SmartStart Option to the contract.)

  Add SmartStart Option. (Not Available if an Optional Living Benefit is selected.)
  With the election of the SmartStart Option, you will receive a Premium Credit, for which there is an additional charge. All or a portion of the premium creditapplied may be forfeited if certain events occur, including if you make a withdrawal. Forfeiture of all or a portion of the premium credit may result in thecharge exceeding the amount of the premium credit applied. Refer to the appropriate prospectus for complete details regarding the SmartStart Option.

OPTIONAL LIVING BENEFIT (May Select One.) (Investment in the DCA Guaranteed Interest Divisions and Fixed Investment Options is not allowed when an Optional Living Benefit Rider is elected.)
Please be aware that these descriptions are highlights only. Consult the prospectus for details prior to electing an optional living benefit.
Minimum Guaranteed Income Benefit (MGIB) (Only available for owner and annuitant ages 0 - 75 years.)
The Minimum Guaranteed Income Benefit rider is an optional “guarantee” available for an additional charge. The “guarantee” provides a minimum amount of annuity income at the end of a specified waiting period that will be available if the contract owner annuitizes on an MGIB Exercise Date. A
10-year waiting period is required before you can annuitize the MGIB rider benefit.
The amount of the MGIB depends in part on the amount of eligible premium you pay (more than 5 years before the end of the waiting period). Transfers from Covered Funds to Special Funds will limit the future growth of the MGIB Rollup Base as follows. The MGIB Rollup Base for Special Funds does not accumulate at the MGIB Rate, so investments in Special Funds may limit the MGIB Benefit. The MGIB income guarantee rate is lower than the annuity purchase rate guaranteed by the contract.
Minimum Guaranteed Accumulation Benefit 10YR (MGAB)
The Minimum Guaranteed Accumulation Benefit (MGAB) Rider is an optional “guarantee” available for an additional charge. The “guarantee” provides there will be a one-time upward adjustment to the Accumulation Value at the end of a 10-year waiting period so that it equals at least the initial premium
(plus any applicable premium credit). The waiting period begins on the rider date, and the MGAB Charge is deducted only during the 10-year waiting period. Premiums paid in the first two years are included in the guaranteed amount. Transfers made within 3 years before the end of the waiting period reduce the guaranteed amount as if they were withdrawals.
ING LifePay Plus Minimum Guaranteed Withdrawal Benefit (“ING LifePay Plus”)[3]
The ING LifePay Plus Minimum Guaranteed Withdrawal Benefit (“ING LifePay Plus”) is an optional “guarantee” available for an additional charge. Subject to Rider terms, conditions, and limitations, the Rider guarantees that a certain amount may be withdrawn annually, regardless of market performance, and even if the Accumulation Value is zero, until the death of the annuitant or until the Rider is terminated. Withdrawals in excess of the contract’s free amount may be subject to surrender charges.
ING Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“ING Joint LifePay Plus”)[3]
The ING Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“ING Joint LifePay Plus”) Rider is an optional “guarantee” available for an additional charge. Subject to Rider’s terms, conditions, and limitations, the Rider guarantees that a certain amount may be withdrawn annually, regardless of market performance, and even if the Accumulation Value is zero, until the death of the last Active Spouse (as defined in the Rider) or until the Rider is terminated.
To elect this Rider, there must be two spouses who are married to each other and are either joint owners or one spouse is an owner and the other is the sole primary beneficiary. Withdrawals in excess of the contract’s free amount may be subject to surrender charges. If your contract is a 403(b), the
ING Joint LifePay Plus benefit option cannot be selected.
For all optional living benefits:
These benefits may have limited usefulness in contracts funding tax-qualified programs because partial withdrawals made to satisfy the minimum distribution rules might result in a dollar-for-dollar or proportional reduction in the benefit base or an inability to exercise the benefit altogether. If you plan to use the benefit before or after your required minimum distribution date, consider whether the benefit is appropriate for your circumstances. Consult your tax advisor.
Withdrawals (for ING LifePay Plus and ING Joint LifePay Plus, excess withdrawals) reduce the amount of the benefits on a pro-rata basis, which may result in a greater reduction than the amount withdrawn. Withdrawals are subject to federal income tax and if withdrawals are taken prior to age 59 1 / 2 a federal tax penalty may apply, equal to 10% of the amount treated as income. You should consult your tax advisor prior to electing any optional benefit or rider under the contract to determine any tax consequences that may result from such election.
If elected, the MGIB, MGAB, ING LifePay Plus and ING Joint LifePay Plus riders may not be cancelled unless the contract is terminated.
[3]Funds must be allocated per ING LifePay Plus and ING Joint LifePay Plus requirements detailed on page 6. Read your prospectus carefully regarding details about these optional benefits. Applications that do not comply with these requirements will be deemed not in good order, and the contract will not be issued until correct investment instructions are received.

RLNY-AA-2031(04/08)	Page 3 of 8	Order #140326 NY 04/28/2008

5. INITIAL INVESTMENT Enter Initial Allocation in whole percentages on page 5. Please make any checks payable to ReliaStar Life Insurance Company of New York.

  Initial Premium Paid $
  Estimated amount of Transfer/1035 Exchange $
6. PLAN TYPE
Non-Qualified:
Regular	1035 Exchange
Qualified:
IRA	IRA Transfer	IRA Rollover from Qualified Plan
SEP-IRA	Other

Roth IRA - If transfer, please provide original conversion/establishment date and amount

7. REPLACEMENT
Will the coverage applied for replace any existing annuity or life insurance policies on the annuitant’s life?
Yes (If yes, please complete following.)	No

Company Name Policy Number Face Amount $ 8. SPECIAL REMARKS

RLNY-AA-2031(04/08)	Page 4 of 8	Order #140326 NY 04/28/2008

9A. ALLOCATION SELECTION - USE IF YOU HAVE NOT ELECTED THE ING LIFEPAY PLUS OR ING JOINT LIFEPAY PLUS BENEFIT OPTION
Complete page 6, Section 9B if you have elected the ING LifePay Plus or ING Joint LifePay Plus benefit option.
To elect an optional DCA transfer program, allocate money to either ING Liquid Assets or 6-Month DCA[3,4], and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Enter allocations in whole percentages.The initial and
DCA allocations must each total 100%.

Variable Investments
Initial	DCA[3,4]	Initial	DCA[3,4]
Allocation %	Allocation %	Allocation %	Allocation %
(Required)	(Optional)	(Required)	(Optional)
_______ % BlackRock Global Allocation V.I.	_______ %	_______ % ING Marsico Growth	_______ %
_______ % Fidelity® VIP Contrafund	_______ %	_______ % ING Marsico International Opportunities	_______ %
_______ % ING AllianceBernstein Mid Cap Growth	_______ %	_______ % ING MFS Total Return	_______ %
_______ % ING American Funds Asset Allocation	_______ %	_______ % ING MFS Utilities	_______ %
_______ % ING American Funds Bond	_______ %	_______ % ING Multi-Manager International Small Cap Equity _______ %
_______ % ING American Funds Growth	_______ %	_______ % ING Oppenheimer Global	_______ %
_______ % ING American Funds Growth-Income	_______ %	_______ % ING Oppenheimer Main Street	_______ %
_______ % ING American Funds International	_______ %	_______ % ING PIMCO Core Bond	_______ %
_______ % ING Baron Small Cap Growth	_______ %	_______ % ING Pioneer Mid Cap Value	_______ %
_______ % ING BlackRock Global Science and Technology	_______ %	_______ % ING Russell Large Cap Index	_______ %
_______ % ING BlackRock Large Cap Growth	_______ %	_______ % ING Russell Mid Cap Index	_______ %
_______ % ING Columbia Small Cap Value II	_______ %	_______ % ING Russell Small Cap Index	_______ %
_______ % ING Davis New York Venture	_______ %	_______ % ING T. Rowe Price Capital Appreciation	_______ %
_______ % ING Evergreen Health Sciences	_______ %	_______ % ING T. Rowe Price Equity Income	_______ %
_______ % ING FMR(SM) Diversified Mid Cap	_______ %	_______ % ING T. Rowe Price Growth Equity	_______ %
_______ % ING Focus 5	_______ %	_______ % ING Templeton Foreign Equity	_______ %
_______ % ING Franklin Income	_______ %	_______ % ING Templeton Global Growth	_______ %
_______ % ING Franklin Mutual Shares	_______ %	_______ % ING Van Kampen Capital Growth	_______ %
_______ % ING Franklin Templeton Founding Strategy	_______ %	_______ % ING Van Kampen Comstock	_______ %
_______ % ING Global Real Estate	_______ %	_______ % ING Van Kampen Equity & Income	_______ %
_______ % ING Global Resources	_______ %	_______ % ING Van Kampen Global Franchise	_______ %
_______ % ING International Index	_______ %	_______ % ING Van Kampen Growth and Income	_______ %
_______ % ING Janus Contrarian	_______ %	_______ % ING VP Growth and Income	_______ %
_______ % ING JPMorgan Emerging Markets Equity	_______ %	_______ % ING VP Intermediate Bond	_______ %
_______ % ING JPMorgan Mid Cap Value	_______ %	_______ % ING VP MidCap Opportunities	_______ %
_______ % ING Julius Baer Foreign	_______ %	_______ % ING VP Small Company	_______ %
_______ % ING Lehman Brothers Aggregate Bond Index	_______ %	_______ % ING WisdomTree(SM) Global High Yielding Equity	_______ %
2		Index
_______ % ING Liquid Assets	_______ %

ING Lifestyle Portfolios[1]
_______ % ING Lifestyle Aggressive Growth	_______ %	_______ % ING Lifestyle Moderate Growth	_______ %
_______ % ING Lifestyle Growth	_______ %	_______ % ING Lifestyle Moderate	_______ %

Fixed Investments[2], 4
Enter the allocation percentage and the fixed interest period. Check availability prior to selection.
______ % 6 Month DCA		______ % 1 Year DCA

100 % Allocation Total (Initial and DCA (if elected) allocations must each total 100%.)

[1]	The available share class is subject to distribution and/or service (12b-1) fees.

[2]	These portfolios are “special funds.” Transfers to and from amounts invested in these portfolios may affect death benefit and living benefit guarantees.

[3]	DCA does not ensure a profit or guarantee against loss in a declining market.

[4]	Not available if an Optional Benefit Rider is elected. The maximum enhancement over the new investment earnings for the 1-year DCA Term is 1.25%. There is no “enhancement” with the 1-year DCA Term if the SmartStart Option is elected. The maximum enhancement over the net investment earnings for the 6-month DCA

Term is 5.75%. However, the 6-month DCA Term is not available if the SmartStart Option is elected.

RLNY-AA-2031(04/08)	Page 5 of 8	Order #140326 NY 04/28/2008

9B. ALLOCATION SELECTION - USE IF YOU HAVE ELECTED THE ING LIFEPAY PLUS OR ING JOINT LIFEPAY PLUS BENEFIT OPTION
Complete page 5, Section 9A if you have not elected the ING LifePay Plus or ING Joint LifePay Plus benefit option.
Enter allocations in whole percentages according to the following options. DCA allocations also must follow the option limitations.
To elect an optional DCA transfer program, allocate money to ING Liquid Assets[3] and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. The initial and DCA allocations must each total 100%.

Option 1 - You may allocate entirely among Accepted Funds without restriction.

Option 2 - You may elect not to allocate any account value to Accepted Funds and allocate entirely among the LifePay Plus Fixed Allocation Fund(s) and Other Funds. However, at least 20% of the account value must be invested in the LifePay Plus Fixed Allocation Fund(s).

Option 3 - You may allocate among a combination of Accepted Funds, the LifePay Plus Fixed Allocation Fund(s), and Other Funds. However, at least 20% of the account value not invested in Accepted Funds must be invested in the LifePay Plus Fixed Allocation Fund(s).

Accepted Funds		Variable Investments[1]
Initial		DCA[3]	Initial		DCA[3]
Allocation %		Allocation %	Allocation %		Allocation %
(Required)		(Optional)	(Required)		(Optional)

______ %	BlackRock Global Allocation V.I.	______ %	______ %	ING T. Rowe Price Capital Appreciation	______ %
______ %	ING American Funds Asset Allocation	______ %	______ %	ING Van Kampen Equity & Income	______ %
______ %	ING Franklin Templeton Founding Strategy	______ %	______ %	ING WisdomTree(SM) Global High Yielding Equity	______ %
______ %	ING Lifestyle Growth	______ %		Index
______ %	ING Lifestyle Moderate Growth	______ %
______ %	ING Lifestyle Moderate	______ %
______ %	ING Liquid Assets[2]	______ %
______ %	ING MFS Total Return	______ %

LifePay Plus Fixed Allocation Fund(s)[1]
______ % ING American Funds Bond		______ %	If you have chosen to allocate according to Option 2 or 3 above,
______ % ING Lehman Brothers Aggregate Bond Index		______ %	at least 20% of the account value not invested in Accepted Funds
______ % ING PIMCO Core Bond		______ %	must be invested in the LifePay Plus Fixed Allocation Fund(s).
______ % ING VP Intermediate Bond		______ %

Other Funds[1]
_______ % Fidelity® VIP Contrafund		_______ %	_______ % ING Lifestyle Aggressive Growth		_______ %
_______ % ING AllianceBernstein Mid Cap Growth		_______ %	_______ % ING MFS Utilities		_______ %
_______ % ING American Funds Growth		_______ %	_______ % ING Marsico Growth		_______ %
_______ % ING American Funds Growth-Income		_______ %	_______ % ING Marsico International Opportunities		_______ %
_______ % ING American Funds International		_______ %	_______ % ING Multi-Manager International Small Cap Equity _______ %
_______ % ING Baron Small Cap Growth		_______ %	_______ % ING Oppenheimer Global		_______ %
_______ % ING BlackRock Global Science and Technology		_______ %	_______ % ING Oppenheimer Main Street		_______ %
_______ % ING BlackRock Large Cap Growth		_______ %	_______ % ING Pioneer Mid Cap Value		_______ %
_______ % ING Columbia Small Cap Value II		_______ %	_______ % ING Russell Large Cap Index		_______ %
_______ % ING Davis New York Venture		_______ %	_______ % ING Russell Mid Cap Index		_______ %
_______ % ING Evergreen Health Sciences		_______ %	_______ % ING Russell Small Cap Index		_______ %
_______ % ING FMR(SM) Diversified Mid Cap		_______ %	_______ % ING T. Rowe Price Equity Income		_______ %
_______ % ING Focus 5		_______ %	_______ % ING T. Rowe Price Growth Equity		_______ %
_______ % ING Franklin Income		_______ %	_______ % ING Templeton Foreign Equity		_______ %
_______ % ING Franklin Mutual Shares		_______ %	_______ % ING Templeton Global Growth		_______ %
_______ % ING Global Real Estate		_______ %	_______ % ING Van Kampen Capital Growth		_______ %
_______ % ING Global Resources		_______ %	_______ % ING Van Kampen Comstock		_______ %
_______ % ING International Index		_______ %	_______ % ING Van Kampen Global Franchise		_______ %
_______ % ING Janus Contrarian		_______ %	_______ % ING Van Kampen Growth and Income		_______ %
_______ % ING JPMorgan Emerging Markets Equity		_______ %	_______ % ING VP Growth and Income		_______ %
_______ % ING JPMorgan Mid Cap Value		_______ %	_______ % ING VP MidCap Opportunities		_______ %
_______ % ING Julius Baer Foreign		_______ %	_______ % ING VP Small Company		_______ %

	___1_00___% Allocation Total	(Initial and DCA (if elected) allocations must each total 100%.)

[1] The available share class is subject to distribution and/or service (12b-1) fees.
[2] These portfolios are “special funds.” Transfers to and from and amounts invested in these portfolios may affect death benefit and living benefit guarantees.
3 DCA does not ensure a profit or guarantee against loss in a declining market.
RLNY-AA-2031(04/08)		Page 6 of 8		Order #140326 NY 04/28/2008

10. OPTIONAL ACCOUNT REBALANCING PROGRAM (May not use with DCA.)
Automatic Allocation Rebalancing will occur on the last business day of the next scheduled rebalancing date. Please consult your prospectus for details regarding this feature as well as restrictions, minimum or maximum limitations, fees and other applicable information. Automatic Allocation Rebalancing does not apply to the Fixed Investments and cannot be elected if you participate in Dollar
Cost Averaging. The percentages will be proportionally recalculated for subsequent reallocations if you have chosen a Fixed Investment.
Any subsequent reallocation, add-on or partial withdrawal you direct, other than on a pro rata basis, will terminate this program.

Please rebalance my portfolio to the allocations on this application: Quarterly Semi-Annually Annually

11. DISCLOSURES AND SIGNATURES (Please read the following statements carefully and sign below.)

By signing below, I acknowledge receipt of the Prospectus. I understand that this contract’s cash surrender value when based on the investment experience of a variable investment option may increase or decrease on any day and that no minimum value is guaranteed. This contract is consistent with my anticipated financial needs.
I certify that, to the best of my knowledge and belief, all statements and answers in this application are complete and true and may be relied upon in determining whether to issue the contract.
I understand that this contract and the underlying Series shares or securities which fund those contracts and policies are not insured by theFDIC oranyotheragency. Theyarenot depositsorotherobligationsofanybankandarenot bank guaranteed.
I also understand that they are subject to market fluctuation, investment risk and possible loss of principal invested.
I understand that when based on the investment experience of the Separate Account Division, the variable annuity cash surrender values may increase or decrease on any day and that no minimum value is guaranteed.
The variable annuity applied for is in accord with my anticipated financial objectives.
I understand that the value allocated to any Account subject to a Market Value Adjustment may increase or decrease if surrendered or withdrawn prior to a specified date(s) as stated in the contract.
I understand that IRAs and other qualified plans already provide tax deferral like that provided by the contract.
For an additional cost, the contract provides additional features and benefits, including death benefits and the ability to receive a lifetime income. I should not purchase a qualified contract unless I want these benefits, taking into account their cost.
In certain circumstances, Fixed Allocation Fund Automatic Rebalancing may result in a reallocation into the LifePay
Plus Fixed Allocation Fund(s), even if you have not previously been invested in them. By electing to purchase the
ING LifePay Plus or ING Joint LifePay Plus option (if chosen), you are providing ReliaStar Life Insurance Company of New York with direction and authorization to process these transactions, including reallocations into the
LifePay Plus Fixed Allocation Fund(s). You should not purchase the ING LifePay Plus or ING Joint LifePay Plus benefit option if you do not wish to have your contract value reallocated in this manner.

TAXPAYER CERTIFICATION

Under penalties of perjury, my/our signature(s) certifies/certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).

2.	I am not subject to backup withholding because (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. citizen or U.S. resident alien.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Owner Signature

Signed at (City, State)	Date
Joint Owner Signature (If applicable)

Signed at (City, State)	Date
Annuitant Signature (If other than owner)

Signed at (City, State)	Date

RLNY-AA-2031(04/08)	Page 7 of 8	Order #140326 NY 04/28/2008

12. FOR AGENT USE ONLY

  Check here if the applicant is on active duty with the U.S. Armed Forces or is a dependent of any active duty service member of the U.S. Armed Forces. Complete the Military Personnel Financial Services Disclosure Regarding Insurance Products and return it with this application.
Do you have reason to believe that the contract applied for will replace any existing annuity or life insurance coverage?
Yes (If yes, submit required replacement forms.) No

Compensation Alternative (Select one. Please verify with your Broker/Dealer that the option you select is available)
A B C

Check here if there are multiple agents on this contract.

Split: for Agent #1
_________________
%, Agent #2
_________________
%, Agent #3
_________________
%
Please Note: Compensation will be split equally if no percentage is indicated. Agent #1 will receive all correspondence regarding the policy.

Agent #1
Print Name	Signature
SSN	Agent Phone
License #/Broker Code	Broker/Dealer Branch

Agent #2
Print Name	Signature
SSN	Agent Phone
License #/Broker Code	Broker/Dealer Branch

Agent #3
Print Name	Signature
SSN	Agent Phone
License #/Broker Code	Broker/Dealer Branch

RLNY-AA-2031(04/08)	Page 8 of 8	Order #140326 NY 04/28/2008

RLNY-AA-2031(04/08)

140326

04/28/2008